Exhibit 10.4.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	Page 1 of 2
2. AMENDMENT/MODIFICATION NO. 0011	3. EFFECTIVE DATE 10/23/2006	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE 00001 FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554		7. ADMINISTERED BY *(If other than Item 6)* CODE	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
CODE * FACILITY CODE	(X)	10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

No Funding Information

**13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.**

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
✓	D. OTHER *(Specify type of modification and authority)* FAR 1.6. "Authority of the Contracting Officer"

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return _____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to approve Mr. Donald McLean as Program Manager and Key Personnel and to accept and incorporate Change Order Proposal (COP) #6 and #7 into the contract. COP #6 is accepted at a cost of $16,096.96. COP #7 is accepted at a cost of $1,768.19. A copy of each COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Anthony Wimbush	
15B. CONTRACTOR/OFFEROR ________________ *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. United States of America BY Anthony S. Wimbush *(Signature of Contracting Officer)*	16C. DATE SIGNED 10/23/2006

NSN 7540-01-152-8070
PREVIOUS EDITION
UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR)
53.243

Line Item Summary	Document Number	Title	Page
	CON03000016/0011	NANP Administrator	2 of 2

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

No Changed Line Item Fields

Previous Total:

Modification Total:

Grand Total:

NANP Administration Services
Scope of Work Change Proposal # 6
INC Issue 517 — Denying NXX Assignment to a Service
Provider that has opted into Pooling
July 7, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	3
4 Assumptions and Risks	4
5 Cost Assumptions and Summary	5
6 Conclusion	5

© NeuStar, Inc. 2006	iii

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

1    Introduction
1.1    Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2 Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement submitted on June 8, 2006. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© NeuStar, Inc. 2006	1

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

2 Proposed Industry Numbering Committee (INC) Scope of Work Change
During the June 6-8, 2006 INC meeting, INC Issue 517 was accepted. It was resolved and went to Initial Closure on June 8, 2006. This issue affects both the NANP Administration System (NAS) and NANPA operations.
•	Issue 517: Denying NXX assignment to SP that has OPTED into Pooling
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
NANPA has no way of knowing whether an SP has opted into pooling in a specific rate center, so it is possible for that SP to request CO code resources in a rate center in which they have already opted into participation in pooling.
B)	FOLLOWING RESOLUTION FROM INC
The following changes were made to the COCAG and the TBPAG to resolve this issue:
A new section 3.10 was created:
3.10     If an SP has chosen to participate in thousands-block number pooling in a voluntary rate center outside of the top 100 MSAs, the SP cannot withdraw from pooling in a voluntary rate center once the SP has submitted a forecast, a donation, or has been assigned a thousands-block. Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.
4.1.1 The applicant must certify a need for NANP numbers, e.g., provision of wireline or wireless service in the Public Switched Telephone Network.
In order to obtain CO codes, an applicant must submit or have submitted a North American Numbering Plan Numbering Resource Utilization/Forecast (NRUF) Report (See NRUF Reporting Guidelines) to the NANPA for the NPA(s) in which the CO code(s) is being requested.3 This requirement shall not apply in instances where an NPA has been implemented since the last NRUF Report and the Service Provider has submitted a NRUF Report for the NPA(s) previously serving the geographic areas involved.
The applicant must submit an NXX request form certifying that a need exists for an NXX assignment to a point of interconnection or a switching entity due to routing, billing, regulatory, or tariff requirements. The NXX request form must provide an Operating Company Number

[3]	FCC 00-104, § 52.15 (f) (4) (5).

© NeuStar, Inc. 2006	2

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

(OCN), which uniquely identifies the applicant. The NANPA will not issue numbering resources to a carrier without an OCN.4 The OCN cannot be shared with another service provider.
If NANPA determines from the report provided by the PA that an applicant is participating in pooling in that rate center, NANPA will deny the application. Once an applicant chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.
5.2 Receive and process applications (CO Code (NXX) Assignment Request Form Part 1) for CO codes (NXX) within the geographic NPA(s) for which the CO Code Administrator is responsible.
For rate centers transitioning to pooling:
•	The CO Code Administrator will only process NXX requests received at least 33 calendar days prior to the Pool Start Date.

•	Within the 33 calendar days prior to Pool Start Date, applications for codes/blocks will not be accepted. However within this 33-day interval, the NANPA will continue to process code applications for:
•	CO codes awarded via lottery;

•	LRN requests;

•	full CO code request for a single customer;

•	CO code expedite requests;

•	petition/safety valve requests;

•	any requests from non-pooling capable carriers; and

•	PA requests to the NANPA.
After Pool Start Date, all pooling-capable carriers will apply to the PA for numbering resources.
Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA. NANPA will not assign a CO code (NXX) to an SP for a voluntary pooled rate center in which that SP has either submitted a forecast to the PA, submitted a donation to the PA, or has been assigned a thousands-block in that rate center.
3	NeuStar’s Proposed Solution
In order to implement INC Issue 517 for the central office code application processing, NANPA proposes modifying the NANP Administration System. We believe that our proposed solution set forth below will enable us to properly assign and deny resources in accordance with the INC Issue 517 in the most efficient and effective manner possible.

[4]	FCC 01-362, § 52.15 (g)(4).

© NeuStar, Inc. 2006	3

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

Solution:
On a daily basis, the National Pooling Administrator (PA) will provide NANPA a file containing the following information: NPA, rate center(s) where pooling is voluntary (also known as optional), and the Operating Company Number(s) (OCN) of those service providers that are participating in pooling in the identified voluntary rate center(s). This information will be loaded into NAS.
When the applicant begins the application process and enters the NPA, rate center, OCN and application type (i.e., initial or growth code), NAS will perform a validation check using the information provided by the PA to determine if the submitting service provider is participating in pooling in the identified rate center. If the service provider is participating in pooling in the identified rate center, NAS will respond with a validation error, informing the applicant that it must submit its application for resources to the PA. NAS will not permit the applicant to proceed any further in the application process. If the service provider is not participating in pooling according to the PA information, then the application will be accepted and processed.
If the service provider initiates participation in a voluntary pooling rate center (e.g., submits a thousand block forecast to the PA) on the same day it submits an application for an initial/growth code directly into NAS, the application would normally be accepted by the system because NANPA only receives a daily file from the PA. To account for this situation, NAS will perform a scan of all pending initial/growth code applications (ones in which the pooling pass-thru box is not checked) at the time the updated PA file is loaded into the system. Any pending application matching the information in the PA file will be highlighted in the system and denied by the Code Administrator.
4	Assumptions and Risks
Part of the NANPA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
Assumptions:
1.	NANPA assumes that the PA will provide the required information on a daily basis. If there are any problems or issues that result in updated information not being available, NAS will use the most recent PA information made available to NANPA.

2.	NANPA assumes when carriers call to request information relating to a service provider’s participation in pooling, NANPA will only be required to explain this new central office code assignment process. Questions concerning the PA information must be directed to the PA.

3.	NANPA assumes the information provided to it by the PA is true and accurate.
If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.

© NeuStar, Inc. 2006	4

NANPA — Scope of Work Change #6 Proposal — INC Issue 517

Risks
This process relies on the PA for the data identifying the NPAs, voluntary pooling rate centers and participating service providers (as identified via an OCN). The accuracy of NAS validations on initial and growth code applications is only as reliable as the information provided by the PA. In addition, daily update of this data is critical for NAS to properly accept/denied central office code assignment requests.
Impact on Operations
The proposed solution impacts NAS by requiring the system to perform additional functions not identified in the contract. Specifically, these functions include:
1.	Accessing the daily PA file containing the NPAs, voluntary pooling rate centers and the participating service providers (OCNs);

2.	Updating the NAS database with the PA information;

3.	Checking central office assignment applications against the PA information;

4.	Returning a validation error for those initial/growth central office code applications in which the NPA, rate center and OCN correspond with information provided by the PA;

5.	Scanning pending assignment requests to identify applications in which the NPA, rate center and OCN matches the data provided by the PA; and,

6.	Addressing additional calls and emails that result from the implementation of the new validation.
5	Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 517 requires changes in NAS in order for the system to identify and reject applications for initial/growth codes from service providers that participate in pooling in voluntary pooling rate centers. NANPA has determined that the cost associated with implementing this change in NAS is $16,096.96.
6	Conclusion
NeuStar, as the NANPA, hereby seek the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006	5

NANP Administration Services
Scope of Work Change Proposal # 7
INC Issue 454 — Criteria Service Providers Must Meet to
Obtain Growth 900 NXX
September 25, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	2
4 Assumptions and Risks	3
5 Cost Assumptions and Summary	3
6 Conclusion	3

© NeuStar, Inc. 2006	iii

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement which was moved into initial closure on August 31,2006. This change order document explains the industry’s requirements, describes NANPA’s proposed solution and related assumptions, risks and costs.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© Neu Star, Inc. 2006	1

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

2 Proposed Industry Numbering Committee (INC) Scope of Work Change
During the August 22-24, 2006 INC meeting, INC Issue 454 was resolved and went to Initial Closure on August 31, 2006. This issue affects both the NANP Administration System (NAS) and NANPA operations.
•	Issue 454: Criteria Service Providers (SP) Must Meet to Obtain Growth 900 NXX
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
The 900 NXX Assignment Guidelines do not provide adequate criteria an SP must meet in order to obtain a growth NXX.
B)	FOLLOWING RESOLUTION FROM INC
The 900 NXX Assignment Guidelines, as well as the 900 NXX Forms (Parts A, B, and C) were amended to clarify the process and requirements for applying for and obtaining additional 900 NXX assignments. The modified 900 NXX Forms are attached.
3	NeuStar’s Proposed Solution
In order to implement INC Issue 454 for the 900 NXX Code application processing, NANPA proposes modifying the NANP Administration System to accommodate the changes the INC made to the 900 NXX Part A — Assignment Request/Return Notification/Information Change; the 900 NXX Part B — 900 NXX Code Disposition Form; and the 900 NXX Part C —Certification of 900 NXX Code In Service Form.
Solution:
NANPA will incorporate the text changes the INC made to the 900 NXX Forms (Part A, B, and C) into the NAS. The changes direct that an initial request shall be limited to no more than 5 NXX codes, and no more than 5 NXX codes can be requested at any one time. In order for an applicant to request additional codes, the applicant must first certify that all previously assigned codes are in service and the code holder has submitted its Part C “Confirmation of 900 NXX Code in Service” to the NANPA. The applicant also must certify the need for the additional codes requested and advise of plans to activate new services requiring individual codes within six months of the date of the request on the Part A form.
The proposed changes to the 900 NXX Assignment forms result in text changes to the Part A, B and C forms in NAS. However, there are no new data fields on the forms that require changes to the NAS database.

©NeuStar, Inc. 2006	2

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

4	Assumptions and Risks
Part of the NANPA’s assessment of this change order is to identify the associated assumption and consider the risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes the information provided to it by the applicant is true and accurate.

•	If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.
Risks:
•	Multiple text changes to the 900 NXX Parts A, B and C forms will need to be reviewed to ensure NAS forms duplicate the changes made by the industry.
Impact on Operations:
The proposed solution impacts NAS by requiring text changes to the three 900 NXX Assignment forms. In addition, the process relies on the NANPA to convey these changes to 900 NXX applicants.
5	Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 454 requires changes in NAS in order for the system to match the text changes the INC has made to the 900 NXX Assignment Forms. NANPA has determined that the cost associated with implementing this change in NAS is $1,768.19.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006	3

NANPA — Scooe of Work Change #7 Proposal — INC Issue 454

3.1 900 NXX CODE FORMS
3.1.1 PART A
     ASSIGNMENT REQUEST/RETURN NOTIFICATION/INFORMATION CHANGE
The applicant and the code administrator acknowledge that the information other than identifying the applicant and any code assigned to that applicant, contained on this request form is sensitive and will be treated as confidential. The information in this form shall be treated as proprietary and will only be shared with 900 NXX code administrator personnel and/or regulators.
1.	Name of entity requesting code assignment/return notification/information change:

2.	Applicant Contact Information:

Name:

Street Address:	Room:

City, State/Province,

Country

Zip/Postal Code

Phone No.:                      Email:                      FAX No.:
Company Name:
Operating Company Number (OCN):1
Access Customer Name Abbreviation (ACNA):
Carrier Identification Code (CIC):

[1]	Required per FCC 00-429 Section 52.15 (g) (3) (iv).

© NeuStar, Inc. 2006	4

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

3.	900 NXX Code Request

3a.	Is certification or authorization required to provide 900 NXX service in the intended service area?
Yes                            No
If yes, does your company have such certification or authorization?
Yes                            No
If yes, indicate type and date of certification (e.g., letter of authorization, license, Certification of Public Convenience, etc.):

If no or pending, explain:

3b.	Type of Request (check one)

900 NXX Code request (also complete Sections 3c and 3d)

900 NXX Code return (also complete Section 3e)

900 NXX Code information change (also complete Section 3f)

3c.	900 NXX Code Request Information (see Section 5 of the Guidelines)
There will be no maximum placed on the total number of codes assigned to each carrier. No more then five NXX codes shall be requested per application form. No more than five NXX codes can be requested at any one time.
An initial request shall be limited to five NXX codes.
To request additional codes, the applicant will be required to; (Issue 454)
1. Certify that all previously assigned codes are in service and the code holder has submitted its Part C, “Confirmation of 900 NXX Code in service Form.” to the NANPA. (Issue 454)
2. Certify the need for the additional codes requested and advise of plans to activate new services requiring individual codes within six months of the date of the reuest on the Part A form (Issue 454)

Assignment Preferences	In Service Date
(1)

(2)

(3)

© NeuStar, Inc. 2006	5

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

(4)

(5)

Expected in service date(s) (must be within 6 months of assignment) (issue 454)
3d.	Current 900 NXX Code Assignments
List current 900 NXX Code(s) already assigned:

Have all the above 900 NXXs been placed in service, and has a Part C, “Confirmation of 900 NXX Code In Service Form,” been submitted for each 900 NXX Code? (Issue 454)
Yes                            No
If no, please list the 900 NXXs not placed in service and the reasons why.(Issue 454)

3e.	Code Return Notification
The following 900 NXX code(s) are being returned to the list of available NXX codes:

Effective date:
3f.	Code Information Change
900 NXX Codes affected:

Reasons for change:
           Merger/Acquisition
           Company Name Change
           Contact Information Change
           Other
Explanation:
Effective date:

© NeuStar, Inc. 2006	6

     NANPA — Scope of Work Change #7 Proposal — INC Issue 454

These NXX code(s) were formerly administered by:
     Company Name:
     Contact Name:
     Street Address:                                          Room:
     City, State/Province,
           Country:
     Zip/Postal Code:
     Phone:                                          Email:
     FAX:
     OCN:                         ACNA:                         CIC:
(Issue 454) I hereby certify that the above information is true and accurate to the best of my knowledge, that the assigned 900 NXX code (s) will be used in the provisioning of 900 service as a public telecommunications service, and that this application has been prepared in accordance with the “900 NXX Code Assignment Guidelines.” (Issue 454)

Signature of Authorized Representative of Code Applicant/Holder

Name/Title

Date
3.2 900 NXX FORMS
3.2.1 PARTS
900 NXX CODE APPLICATION DISPOSITION FORM
Applicant Information
     Name:
     Street Address:                                          Room:
     City, State/Province:
     Country:
     Zip/Postal Code :
     Phone No.:                      Email:
     FAX No.:
     Company Name:
     Operating Company Number (OCN):
     Access Customer Name Abbreviation (ACNA):
     Carrier Identification Code (CIC):

© NeuStar, Inc. 2006	7

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

     Date of Application:
     Date of Receipt of Request:
     Date of Response to Request:
Disposition of Code Request

Code request approved. 900 NXX code(s) assigned:

Form complete, code request denied

Explanation:

Form incomplete. Additional information required in the following section(s):

Explanation:

Code(s) returned:

Effective:

Signature of Code Administrator	Date

Street Address	Room

City, State/Province

Country

Zip/Postal Code
Phone No.:                                            Email:
FAX No.:

© NeuStar, Inc. 2006	8

NANPA — Scope of Work Change #7 Proposal — INC Issue 454

3.3 900 NXX CODE FORMS
3.3.1 PART C
CONFIRMATION OF 900 NXX CODE IN SERVICE FORM (Issue 454)
By signing below, I certify that the 900 NXX code(s) specified below are in service and that the NXX code(s) are being used for the purpose specified in the original application (See Section 5, “Responsibilities of Code Applicants and Holders” in the 900 NXX Code Assignment Guidelines).

Authorized Representative of Code Holder (Print)
Operating Company Number (OCN)

Signature

Title	Date

Service Trouble Reporting Contact Name:

Service Trouble Reporting Number:

900 NXX Code	Date of Application	In Service Date

© NeuStar, Inc. 2006	9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page 1 of 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0012	11/28/2006		

6. ISSUED BY CODE 00001	7. ADMINISTERED BY *(If other than Item 6)* CODE
FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
CODE · FACILITY CODE	(X)	10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
✓	D. OTHER *(Specify type of modification and authority)* FAR 1.6, Authority of the Contracting Officer; FAR 43.103(a)(3), Mutual Agreement

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to add transcription services for North American Numbering Council (NANC) meetings in accordance with the following scope: After each NANC meeting, the North American Numbering Plan Administrator (NANPA) will obtain a copy of the audio tape of the meeting from Federal Communications Commission (FCC), have the audio recording transcribed into a paper copy, and deliver the paper transcript to the FCC Wireline Competition Bureau (WCB) in Washington, DC.

This service will be required to be performed an estimated five (5) times at a total not-to-exceed ceiling cost of $2,500.00. The period of performance is from November 28, 2006 through July 8, 2007.

Funding will be via NANPA and will be paid by the FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
MICHAEL O'CONNOR (VP-Customer Relations)		Anthony Wimbush	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. United States of America	16C. DATE SIGNED
[signature] *(Signature of person authorized to sign)*	29 NOV 06	BY [signature: Anthony S. Wimbush] *(Signature of Contracting Officer)*	11/28/06

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary	Document Number	Title	Page
	CON03000016/0012	NANP Administrator	2 of 2

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	Page 1 of 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0013	01/25/2007		

6. ISSUED BY CODE 00001	7. ADMINISTERED BY *(If other than Item 6)* CODE
FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*

Neustar, Inc.

46000 Center Oak Plaza

Sterling, VA 20166

CODE * FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED *(SEE ITEM 11)*
(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
(X)	10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
✔	D. OTHER *(Specify type of modification and authority)* FAR 1.6, "Authority of the Contracting Officer"

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return _____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to accept and incorporate Change Order Proposals (COPs) Numbers 8 and 9 into the contract. COP # 8 is accepted at a cost of $4,956.00. COP # 9 is accepted at a cost of $5,028.00. A copy of each respective COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Anthony Wimbush	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. United States of America BY Anthony S. Wimbush *(Signature of Contracting Officer)*	16C. DATE SIGNED 01/25/2007

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary	Document Number	Title	Page
	CON03000016/0013	NANP Administrator	2 of 2

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

No Changed Line Item Fields

Previous Total:

Modification Total:

Grand Total:

NANP Administration Services
Scope of Work Change Proposal # 8
INC Issue 496 — Update COCAG Section 6.3.1 Information
Changes for Rate Center Changes
November 22, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	3
4 Assumptions and Risks	4
5 Cost Assumptions and Summary	4
6 Conclusion	5

© NeuStar, Inc. 2006
iii

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement submitted on October 27, 2006. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© NeuStar, Inc. 2006

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the October 19, 2006 INC meeting, INC Issue 496 was resolved and went to Initial Closure on October 27, 2006. This issue affects NANPA operations.
•	Issue 496: Update COCAG Section 6.3.1 Information Changes for Rate Center Changes
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
“When a SP requests to move a code(s) from one rate center to another, Section 6.3.1 Information Changes of the COCAG requires that the SP must certify to the NANPA that there are no ported numbers within the code(s). Section 3.9 of the COCAG states that SPs cannot change the rate center on a code that contains ported TNs because of the impact to customer calling patterns and associated charges, and the fourth paragraph of Section 6.3.1 states that SPs cannot change the rate center on a pooled code if blocks have been assigned to any SP other than the LERG Assignee.
Unfortunately, experience has shown that some SPs may not understand the implications of changing the rate center on a pooled code or a code that contains ported TNs, and the SP may simply supply the certification to NANPA without actually checking the LNP database. Similar to the process of NANPA’s verification that there are no ported TNs in a returned code before approving disconnect of the code, NANPA should also verify that there are no ported TNs in a code when an SP requests a rate center change.
NANPA could run an NPAC report to determine if there are ported numbers within a code for which the rate center change has been requested. If the code contains ported numbers, then NANPA will deny the request for a rate center change. If the code contains pooled blocks but no ported numbers and the LERG Assignee is the only SP with blocks from the code, then NANPA may approve the rate center change.”
B)	FOLLOWING RESOLUTION FROM INC
The following text changes were made to the COCAG, Section 6.3.1 and Section 13 (Glossary):
6.3.1	Information Changes
SPs that wish to move CO codes from one rate center to another must submit a Part 1 to the CO Code Administrator. Upon receipt of the Part 1 for an NXX that has been activated, the CO Code Administrator will request that the NPAC produce an ad hoc report, generated during off-peak hours, that identifies the SPs and associated quantities of ported TNs or pending ports within the code(s). The CO Code Administrator will not request an ad hoc report if the SP is requesting a rate center change for a code that has not reached its LERG Routing Guide effective date.

© NeuStar, Inc. 2006

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

If the report shows that there are ported TNs or pending ports, then the CO Code Administrator will issue a Part 3 Denial to the applicant. If the report shows that there are no ported TNs or pending ports, then the CO Code Administrator will issue a Part 3 Acceptance to the applicant with instructions to the Applicant to immediately remove the NXX from the NPAC to ensure that no porting occurs between the time the ad hoc report was produced and the effective date of the rate center change. On the effective date of the rate center change, the Applicant must immediately add the NXX to the NPAC to ensure that porting can resume.
13.0	Glossary

NPAC SMS	The Number Portability Administration Center (NPAC) Service Management
System (SMS) is a database that contains routing
information on ported TNs and pooled blocks and facilitates the updating of the routing databases of all subtending SPs in the portability area.
3	NeuStar’s Proposed Solution
In order to implement INC Issue 496, NANPA personnel will need to request an ad hoc report from the NPAC whenever a service provider submits an application to change the rate center associated with an in-service central office code. Presently, NANPA relies upon the certification of the service provider that the code in question has no active or pending ports. INC Issue 496, which requires NANPA to obtain an ad hoc report for all service provider requests to change the rate center for an in-service code, is a new requirement for NANPA.
For each CO code application requesting a rate center change on an in-service code, NANPA will: 1) review the application for accuracy and completeness, 2) prepare and submit a request to NPAC for an ad hoc report, 3) suspend the service provider application in the NANP Administration System (NAS), 4) compile and analyze the information contained in the ad hoc report and 5) return a Part 3 (“Administrator Confirmation”) to the service provider.
Steps 2, 3 and 4 are new requirements for NANPA when processing these types of requests. In addition, NANPA personnel will be required to provide new standard verbiage within the Part 3 remarks field generated by the NAS when providing the required disposition to the applicant. Also, NANPA has learned through its experience with the return code with ported telephone number (TN) process that additional interaction (e.g., email, phone calls) will be required between the NANPA CO Code Administrator and the service provider whenever a code application involves the disposition of ported TNs.

© NeuStar, Inc. 2006

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

4	Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes the information provided to it by the applicant is true and accurate.

•	NANPA assumes the NPAC ad hoc report is true and accurate.

•	NANPA assumes that the current process it uses to request an ad hoc report from the NPAC will remain the same as it is today for requesting such a report for central office code returns.

•	NANPA will request an ad hoc report for all applications requesting a rate center change. (Note: Per industry guidelines, rate center consolidations and additions do not require service providers to submit an application to NANPA).

•	If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.
Risks:
•	NANPA relies upon the information in the NPAC ad hoc report to make its determination to approve or deny a request. Any inaccuracies in NPAC data may result in the incorrect disposition of the request.
Impact on Operations:
The proposed solution impacts NANPA operations by requiring NANPA personnel to take additional time and effort to complete an application requiring a rate center change. Further, NANPA must now rely on an outside entity (NPAC) to complete this transaction that is presently accomplished without external information.
5	Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 496 requires changes in NANPA operations. NANPA personnel must verify there are not active or pending ports on all code applications requesting a rate center change. NANPA has determined that the cost associated with implementing this change is $4,956.00 per year or $413.00 per month.
To determine this cost, NANPA identified the quantity of applications involving a rate center change since January 2005 and used that information to calculate an average monthly quantity of such applications.3 NANPA then factored into this average monthly quantity the possibility that service providers will delegate the responsibility of identifying active or pending ports on a code

[3]	NANPA excluded rate center changes due to consolidations and the creation of new rate centers.

© NeuStar, Inc. 2006

NANPA — Scope of Work Change #8 Proposal — INC Issue 496

to NANPA, rather than performing this work themselves, as is presently required per industry guidelines. After identifying the additional steps required to process a rate center change request, NANPA calculated the additional processing time required for each CO code application requesting a change in rate center. With this information, NANPA determined a cost per application and multiplied that result by the projected average monthly quantity of rate center change requests.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA can notify the industry that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006

NANP Administration Services
Scope of Work Change Proposal # 9
INC Issue 522: Revisions to Procedures for Submitting the
Part 4 Form for Dedicated Non-pooled codes
November 22, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling, VA 20166

NANPA — Scope of Work Change #9 Proposal — INC Issue 522

1 Introduction	1
1.1 Purpose and Scope	1
1.2 Modification of Guidelines	1
2 Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3 NeuStar’s Proposed Solution	2
4 Assumptions and Risks	3
5 Cost Assumptions and Summary	3
6 Conclusion	3

© NeuStar, Inc. 2006
iii

NANPA — Scope of Work Change #9 Proposal — INC Issue 522

1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the INC’s requirement submitted on October 27, 2006. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

© NeuStar, Inc. 2006
1

NANPA — Scope of Work Change #9 Proposal — INC Issue 522

2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the October 19, 2006 INC meeting, INC Issue 522 was resolved and went to Initial Closure on October 27, 2006. This issue affects the NANP Administration System (“NAS”).
•	Issue 522: Revisions to Procedures for Submitting the Part 4 Form for Dedicated Non-pooled codes
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
Service Providers that designate dedicated codes obtained through the Pooling Administrator as non-pooled codes should be allowed to submit Part 4s for these codes directly to NANPA.
B)	FOLLOWING RESOLUTION FROM INC
The resolution of the issue is to allow a SP that has applied to the Pooling Administrator (“PA”) for a dedicated NPA-NXX in a pooling area, and has received that NPA-NXX, to submit the Part 4 “Confirmation of CO Code in Service” directly to the NANPA via NAS. Currently, the SP is required to submit the Part 4 “Confirmation of CO Code in Service” directly to the PA.
3	NeuStar’s Proposed Solution
INC Issue 522 requires NANPA to send the “Administrators Response — Receipt of Part 4” (i.e., “Part 5”) to the PA if the service provider submits a “Confirmation of CO Code In-Service” (i.e., “Part 4”) directly to the NANPA for a non-pooled, dedicated code that was originally requested via the PA.
Solution:
A new field will be added to the Part 4 in which the service provider submitting the Part 4 can indicate that the code is a non-pooled, dedicated code in a pooling area. If this field is populated, NAS will automatically forward the Part 5 to the service provider and the PA. If this field is not populated, the Part 5 will only be sent to the service provider.
In addition, NANPA will update the standard verbiage associated with the Part 4 reminder notice that is automatically generated by NAS. Presently, if a Part 4 has not been received by NANPA during the first five months following the original effective date as indicated on the Part 3, a reminder notice will be sent to the code assignee. The notice is sent no later than one month prior to the end of the 6th month and provides direction to the code assignee on submitting the Part 4. The text of the reminder notice must be updated to reflect the option for the service provider to submit a Part 4 directly to the NANPA if the code is a non-pooled, dedicated code.

© NeuStar, Inc. 2006
2

NANPA — Scope of Work Change #9 Proposal — INC Issue 522

4	Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	NANPA assumes that the service provider will properly identify the code as a non-pooled, dedicated code and populate the non-pooled dedicated code field on the Part 4 to trigger the automatic forwarding of NANPA’s disposition to the PA.

•	NANPA assumes that service providers may return the Part 4 form for a non-pooled, dedicated code to either the PA or the NANPA. The service provider would not submit the same Part 4 form to both administrators.
Risks:
•	If the service provider fails to indicate on the Part 4 that the involved code is a non-pooled, dedicated code, no notification will be sent by NAS to the PA. Failure to provide such a notification to the PA may result in a code being placed on a state reclamation list. A state regulatory commission may contact a service provider about an assigned code not being placed in service within industry prescribed time frames when in fact the code is in service.
5	Cost Assumptions and Summary
The proposed solution for implementation of the INC Issue 522 requires changes in NAS in order for the system to automatically send a Part 5 to both the PA and the service provider when the Part 4 is associated with a non-pooled, dedicated code. NANPA has determined that the cost associated with implementing this change in NAS is $5,028.00.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA can notify the industry that NANPA is accommodating this Scope of Work change order.

© NeuStar, Inc. 2006
3